EXHIBIT 99.2

Employee Stock Purchase Plan Enrollment/Change/Withdrawal Form
Instructions: Please complete, sign, and return this form to the Human Resources Department in order to initiate, modify or withdraw your participation in the Old Point Financial Corporation Employee Stock Purchase Plan ("ESPP")[1] . Contributions will be made semi-monthly through payroll deductions and will be used to purchase whole shares of Old Point Financial Corporation Common Stock ("Common Stock") according to the terms of the ESPP.

ESPP Election:	New Enrollment
Name:
Address:
City:
State:	Zip Code:
Employee ID:	Tax ID:
* Contribution per pay period:

* Amount elected to be deducted, after tax, from each paycheck. Amount must be in whole dollars with a minimum of $10. Note that there are certain maximum contribution limits as specified in the ESPP, which are also discussed in the prospectus.

I hereby elect to participate in the Old Point Financial Corporation ESPP and authorize the deduction of the above amount from each of my paychecks. I acknowledge that a copy of the ESPP Plan document and prospectus have been delivered to me, and I understand the terms of the ESPP, the risks inherent in my investment of Common Stock through the ESPP, and the tax consequences of my participation in the ESPP. With respect to my enrollment, I acknowledge that, upon receipt of this form, Old Point Financial Corporation will determine whether I am eligible to participate in the ESPP per the terms of the ESPP, and if I am deemed to not be eligible to participate, I will not be permitted to enroll in the ESPP. Additionally, I hereby consent to electronic delivery of stockholder communications by Old Point Financial Corporation. Finally, I acknowledge that the information provided on this enrollment form will remain in effect unless and until I complete and deliver an updated form or Old Point Financial Corporation determines that I am no longer eligible to participate in the ESPP.

Employee Signature	Date

[1] Initial enrollment must be made at least five calendar days prior to the beginning of any Offering Period (as defined under the ESPP). Changes to contributions or withdrawals will be effective as of the first Offering Period beginning at least 15 calendar days after this form is delivered.

Beneficiary Designation
** Please complete this Beneficiary Designation form only if you wish to designate a beneficiary or beneficiaries other than your surviving spouse (if you are married) or your estate (if you are not married). If you have previously completed a Beneficiary Designation form, please complete this Beneficiary Designation form only if you have changes to that prior designation.

I understand that if I am not married, my estate shall automatically be my designated beneficiary under the ESPP unless I elect otherwise. I understand that if I am married, my spouse shall automatically be my designated beneficiary under the ESPP unless I elect otherwise and my spouse consents to such election. When more than one beneficiary is designated, if the percentage is not specified, allocation will be made in equal shares to each surviving beneficiary, or all to the last surviving beneficiary.

I, __________________________________________________, hereby designate the following person(s) as beneficiary(ies) of my interest under the ESPP.
Name:	Relationship of Beneficiary:	Percentage:

Employee Signature	Date
Consent of Spouse

I, _____________________________________________, acknowledge that I am the spouse of the employee named above. I hereby certify that I have read this form and understand that, if not for this beneficiary designation, I would possess a beneficial interest in my spouse's interest in the ESPP at the time of my spouse's death if I survive him/her. I hereby acknowledge and consent to the above beneficiary(ies) receiving any interest of my spouse that remains in the ESPP at the time of my spouse's death. My consent shall be irrevocable unless my spouse subsequently changes this designation.

I have executed this consent this ______ day of ____________________, ___________.
_____________________________________________________
Signature of Employee's Spouse

Employee Stock Purchase Plan Enrollment/Change/Withdrawal Form
Instructions: Please complete, sign, and return this form to the Human Resources Department in order to initiate, modify or withdraw your participation in the Old Point Financial Corporation Employee Stock Purchase Plan ("ESPP")[1] . Contributions will be made semi-monthly through payroll deductions and will be used to purchase whole shares of Old Point Financial Corporation Common Stock ("Common Stock") according to the terms of the ESPP.

ESPP Election:	Change Enrollment
Name:
Address:
City:
State:	Zip Code:
Employee ID:	Tax ID:
* Contribution per pay period:

* Amount elected to be deducted, after tax, from each paycheck. Amount must be in whole dollars with a minimum of $10. Note that there are certain maximum contribution limits as specified in the ESPP, which are also discussed in the prospectus.

I hereby elect to participate in the Old Point Financial Corporation ESPP and authorize the deduction of the above amount from each of my paychecks. I acknowledge that a copy of the ESPP Plan document and prospectus have been delivered to me, and I understand the terms of the ESPP, the risks inherent in my investment of Common Stock through the ESPP, and the tax consequences of my participation in the ESPP. With respect to my enrollment, I acknowledge that, upon receipt of this form, Old Point Financial Corporation will determine whether I am eligible to participate in the ESPP per the terms of the ESPP, and if I am deemed to not be eligible to participate, I will not be permitted to enroll in the ESPP.  Additionally, I hereby consent to electronic delivery of stockholder communications  by Old Point Financial Corporation. Finally, I acknowledge that the information provided on this enrollment form will remain in effect unless and until I complete and deliver an updated form or Old Point Financial Corporation determines that I am no longer eligible to participate in the ESPP.

Employee Signature	Date

[1] Initial enrollment must be made at least five calendar days prior to the beginning of any Offering Period (as defined under the ESPP). Changes to contributions or withdrawals will be effective as of the first Offering Period beginning at least 15 calendar days after this form is delivered.

Beneficiary Designation
** Please complete this Beneficiary Designation form only if you wish to designate a beneficiary or beneficiaries other than your surviving spouse (if you are married) or your estate (if you are not married). If you have previously completed a Beneficiary Designation form, please complete this Beneficiary Designation form only if you have changes to that prior designation.

I understand that if I am not married, my estate shall automatically be my designated beneficiary under the ESPP unless I elect otherwise. I understand that if I am married, my spouse shall automatically be my designated beneficiary under the ESPP unless I elect otherwise and my spouse consents to such election. When more than one beneficiary is designated, if the percentage is not specified, allocation will be made in equal shares to each surviving beneficiary, or all to the last surviving beneficiary.

I, __________________________________________________, hereby designate the following person(s) as beneficiary(ies) of my interest under the ESPP.
Name:	Relationship of Beneficiary:	Percentage:

Employee Signature	Date
Consent of Spouse

I, _____________________________________________, acknowledge that I am the spouse of the employee named above. I hereby certify that I have read this form and understand that, if not for this beneficiary designation, I would possess a beneficial interest in my spouse's interest in the ESPP at the time of my spouse's death if I survive him/her. I hereby acknowledge and consent to the above beneficiary(ies) receiving any interest of my spouse that remains in the ESPP at the time of my spouse's death. My consent shall be irrevocable unless my spouse subsequently changes this designation.

I have executed this consent this ______ day of ____________________, ___________.
_____________________________________________________
Signature of Employee's Spouse

Employee Stock Purchase Plan Enrollment/Change/Withdrawal Form
Instructions: Please complete, sign, and return this form to the Human Resources Department in order to initiate, modify or withdraw your participation in the Old Point Financial Corporation Employee Stock Purchase Plan ("ESPP")[1] . Contributions will be made semi-monthly through payroll deductions and will be used to purchase whole shares of Old Point Financial Corporation Common Stock ("Common Stock") according to the terms of the ESPP.

ESPP Election:	Stop Participation
Name:
Address:
City:
State:	Zip Code:
Employee ID:	Tax ID:
* Contribution per pay period:

* Amount elected to be deducted, after tax, from each paycheck. Amount must be in whole dollars with a minimum of $10. Note that there are certain maximum contribution limits as specified in the ESPP, which are also discussed in the prospectus.

I hereby elect to withdraw my participation in the Old Point Financial Corporation ESPP and authorize the termination of payroll deductions effective the first Offering Period (as defined under the ESPP) beginning at least 15 calendar days after I deliver this form to the Human Resources Department. I acknowledge that a copy of the ESPP document and prospectus have been delivered to me, and I understand the terms of the ESPP, the risks inherent in my investment of Common Stock through the ESPP, and the tax consequences of my participation in the ESPP. Additionally, I hereby consent to the electronic delivery of stockholder communications by Old Point Financial Corporation.

Employee Signature	Date

[1] Initial enrollment must be made at least five calendar days prior to the beginning of any Offering Period (as defined under the ESPP). Changes to contributions or withdrawals will be effective as of the first Offering Period beginning at least 15 calendar days after this form is delivered.

Beneficiary Designation
** Please complete this Beneficiary Designation form only if you wish to designate a beneficiary or beneficiaries other than your surviving spouse (if you are married) or your estate (if you are not married). If you have previously completed a Beneficiary Designation form, please complete this Beneficiary Designation form only if you have changes to that prior designation.

I understand that if I am not married, my estate shall automatically be my designated beneficiary under the ESPP unless I elect otherwise. I understand that if I am married, my spouse shall automatically be my designated beneficiary under the ESPP unless I elect otherwise and my spouse consents to such election. When more than one beneficiary is designated, if the percentage is not specified, allocation will be made in equal shares to each surviving beneficiary, or all to the last surviving beneficiary.

I, __________________________________________________, hereby designate the following person(s) as beneficiary(ies) of my interest under the ESPP.
Name:	Relationship of Beneficiary:	Percentage:

Employee Signature	Date
Consent of Spouse

I, _____________________________________________, acknowledge that I am the spouse of the employee named above. I hereby certify that I have read this form and understand that, if not for this beneficiary designation, I would possess a beneficial interest in my spouse's interest in the ESPP at the time of my spouse's death if I survive him/her. I hereby acknowledge and consent to the above beneficiary(ies) receiving any interest of my spouse that remains in the ESPP at the time of my spouse's death. My consent shall be irrevocable unless my spouse subsequently changes this designation.

I have executed this consent this ______ day of ____________________, ___________.
_____________________________________________________
Signature of Employee's Spouse